UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2017

Cliffs Natural Resources Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2017, at the 2017 Annual Meeting of Shareholders (the "Annual Meeting") of Cliffs Natural Resources Inc. (the “Company”), the Shareholders of the Company approved the Amended and Restated Cliffs Natural Resources Inc. 2015 Equity and Incentive Compensation Plan (the “A&R 2015 Equity Plan”) and the Company's 2017 Executive Management Performance Incentive Plan.
Amended and Restated 2015 Equity and Incentive Compensation Plan
The A&R 2015 Equity Plan amends and restates in its entirety the Company's 2015 Equity and Incentive Compensation Plan, as amended (the "Amended 2015 Equity Plan"). The Company's 2015 Equity and Incentive Compensation Plan (the "2015 Equity Plan") was last approved by Shareholders at the 2015 Annual Meeting. The A&R 2015 Equity Plan increases the number of common shares authorized for issuance under the Amended 2015 Equity Plan by 15,000,000 shares. The A&R 2015 Equity Plan authorizes, subject to adjustment, up to 27,900,000 of the Company’s common shares to be issued pursuant to stock options, appreciation rights ("SARs"), restricted shares, restricted share units ("RSUs"), performance shares, performance units and certain other awards based on or related to the Company's common shares, plus cash incentive awards, for the purpose of providing the officers and other key employees incentives and rewards for performance. Officers and key employees of the Company and its subsidiaries, as selected by the Compensation and Organization Committee of the Board of Directors of the Company, are eligible for awards under the A&R 2015 Equity Plan. The A&R 2015 Equity Plan will be administered by the Compensation and Organization Committee.
A summary of the material changes from the 2015 Equity Plan is as follows:

•
The 2015 Equity Plan did not permit common shares to be withheld and delivered under the 2015 Equity Plan in connection with benefits under the 2015 Equity Plan in excess of minimum statutory withholding requirements. The Amended 2015 Equity Plan (and the A&R 2015 Equity Plan) have changed this to allow common shares to be so withheld and delivered in excess of minimum statutory withholding requirements (but not in excess of maximum statutory withholding requirements).

•
The A&R 2015 Equity Plan provides for a total of 27,900,000 common shares to be issued or transferred with respect to awards under the A&R 2015 Equity Plan (consisting of 12,900,000 common shares authorized by Shareholders in 2015 and an additional 15,000,000 common shares authorized by Shareholders at the Annual Meeting).

•
The 2015 Equity Plan provided that dividends on restricted shares and dividend equivalents on RSUs must be deferred and paid contingent on the earning of the underlying award only with respect to performance-based awards. The A&R 2015 Equity Plan extends this requirement that dividends on restricted shares and dividend equivalents on RSUs must be deferred and paid contingent on the earning of the underlying award to service-based awards (including other share-based awards and not just performance-based awards).

•	The 2015 Equity Plan provides for its termination on May 19, 2025. The A&R 2015 Equity Plan will terminate on April 24, 2027.
Subject to adjustment as described in the A&R 2015 Equity Plan, total awards under the A&R 2015 Equity Plan are limited to 27,900,000 shares, plus any shares returned to the A&R 2015 Equity Plan as described below. These shares may be shares of original issuance or treasury shares or a combination of the foregoing. No further awards may be made under the Company's plans preceding the 2015 Equity Plan. The A&R 2015 Equity Plan also provides that, subject to adjustment as described in the A&R 2015 Equity Plan:

•	the aggregate number of common shares actually issued or transferred upon the exercise of incentive stock options will not exceed 27,900,000 common shares;

•	no participant will be granted stock options and/or SARs, in the aggregate, for more than 1,000,000 common shares during any calendar year;

•
no participant will be granted awards of restricted shares, RSUs, performance shares and/or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162

(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in the aggregate, for more than 1,000,000 common shares during any calendar year;

•
no participant in any calendar year will receive an award of performance units and/or other awards payable in cash that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, having an aggregate maximum value as of their respective grant dates in excess of $20,000,000;

•
no participant in any calendar year will receive a cash incentive award that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value in excess of $10,000,000; and

•
awards that do not comply with the applicable minimum vesting periods provided for in the A&R 2015 Equity Plan (as further described below) will not result in the issuance or transfer of more than 5% of the maximum number of common shares available under the A&R 2015 Equity Plan.

The A&R 2015 Equity Plan contains fungible share counting mechanics, which generally means that awards other than stock options and SARs will be counted against the aggregate share limit as two common shares for every common share that is actually issued or transferred under such awards. This means, for example, that only 13,950,000 common shares could be issued in settlement of RSU awards from the 27,900,000 common shares authorized under the A&R 2015 Equity Plan.
If any common shares issued or transferred pursuant to an award granted under the A&R 2015 Equity Plan are forfeited, or an award granted under the A&R 2015 Equity Plan is cancelled or forfeited, expires or is settled for cash (in whole or in part), the common shares issued or transferred pursuant to, or subject to, such award (as applicable) will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, again be available for issuance or transfer as described in the A&R 2015 Equity Plan. The following common shares will not be added back to the aggregate share limit under the A&R 2015 Equity Plan: (1) shares tendered or otherwise used in payment of an option’s exercise price; (2) shares withheld or otherwise used by us to satisfy tax withholding obligations; and (3) shares that are repurchased by us with stock option proceeds. Further, all common shares covered by SARs that are exercised and settled in shares, whether or not all common shares covered by the SARs are actually issued to the participant upon exercise, will be considered issued or transferred pursuant to the A&R 2015 Equity Plan. If a participant elects to give up the right to receive compensation in exchange for common shares based on fair market value, such common shares will not count against the aggregate share limit under the A&R 2015 Equity Plan.
The A&R 2015 Equity Plan provides that, except for awards under which up to an aggregate of 5% of the maximum number of common shares that may be issued or transferred under the A&R 2015 Equity Plan:

•
Time-based restrictions on stock options, SARs, restricted shares, RSUs and other share-based awards may not lapse solely by the passage of time sooner than after one year, unless the Compensation Committee specifically provides for those restrictions to lapse sooner, including (1) by virtue of the retirement, death or disability of a participant or (2) in the event of a change in control only where either (A) within a specified period of time a participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such awards are not assumed or converted into replacement awards in a manner described in the applicable award agreement (we refer to any change in control satisfying these conditions as a double-trigger change in control); and

•
Restrictions on stock options, SARs, restricted shares, RSUs and other share-based awards that lapse upon the achievement of management objectives may not lapse sooner than after one year, and the performance period for performance shares and performance units must be at least one year, unless the Compensation Committee specifically provides in a grant for earlier lapse or modification, including by virtue of the retirement, death or disability of a participant or a double-trigger change in control.

The A&R 2015 Equity Plan is designed to allow awards made under the 2015 Equity Plan to potentially qualify as “qualified performance-based compensation” under Section 162(m) of the Code. In particular, the A&R 2015 Equity Plan includes a list of performance measures upon which the Compensation Committee must condition a grant or vesting of a "qualified performance-based award" pursuant to the A&R 2015 Equity Plan, which measures are as follows (including relative or growth achievement regarding such metrics): (1) Profits (e.g., operating income, Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit; (2) Cash Flow (e.g., free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment); (3) Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity); (4) Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables); (5) Profit Margins (e.g., EBITDA divided by revenues, profits divided by revenues, gross margins and material margins divided by revenues, and sales margin divided by sales tons); (6) Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio); (7) Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and (8) Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.
The description of the A&R 2015 Equity Plan contained herein is qualified in its entirety by reference to the complete terms and conditions of the A&R 2015 Equity Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Because the Shareholders of the Company approved the A&R 2015 Equity Plan, it became effective and replaces the Amended 2015 Equity Plan effective as of April 25, 2017, with the effect that any outstanding awards would continue in full force and effect in accordance with their terms.
2017 Executive Management Performance Incentive Plan
On April 25, 2017, the Shareholders of the Company also approved the Cliffs Natural Resources Inc. 2017 Executive Management Performance Incentive Plan (the “2017 EMPI Plan”). The 2017 EMPI Plan provides a competitive annual incentive compensation opportunity to selected executives based on achievement against one or more key objectives and thereby align actual pay results with the Company's short-term business performance. The 2017 EMPI Plan provides for payment of compensation to our chief executive officer and certain of our other most highly compensated employees in the form of awards that may qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. (Section 162(m) generally limits the deduction that a publicly traded company may take for compensation that it pays to such employees). The maximum annual award to any participant under the 2017 EMPI Plan is $7,500,000 and no award payout that has been deferred will (between the date as of which the award payout is deferred and the payment date) increase by a factor greater than a reasonable rate of interest or one or more predetermined actual investments. Grants are only awarded by the Compensation Committee based on performance criteria described in the 2017 EMPI Plan and awards are subject to negative discretion on the part of the Committee to reduce final payouts. The description of the 2017 EMPI Plan contained herein is qualified in its entirety by reference to the complete terms and conditions of the 2017 EMPI Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Because the Shareholders of the Company approved the 2017 EMPI Plan, the 2017 EMPI Plan is effective for the fiscal year that began on January 1, 2017 and for each fiscal year thereafter until terminated.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 25, 2017, the Company filed a Certificate of Amendment to the Third Amended Articles of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Ohio to increase the total number of authorized shares from 407,000,000 to 607,000,000. The Certificate of Amendment, which was effective upon filing, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on April 25, 2017. The final voting results for the proposals submitted for a vote of Shareholders at the Annual Meeting are set forth below:
As of February 24, 2017, there were 296,398,149 common shares of the Company entitled to vote at the Annual Meeting. Each such share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 219,391,772 common shares representing more than a majority of the voting power and constituting a quorum.
At the meeting, the Shareholders voted on the following items:
Proposal No. 1 - Election of Directors
All of the Company's nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2018 annual meeting of Shareholders:

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
John T. Baldwin	135,787,648	2,425,272	81,178,852
Robert P. Fisher, Jr.	134,282,194	3,930,726	81,178,852
Lourenco Goncalves	135,544,652	2,668,268	81,178,852
Susan M. Green	135,638,753	2,574,167	81,178,852
Joseph A. Rutkowski, Jr.	134,466,633	3,746,287	81,178,852
Eric M. Rychel	135,914,841	2,298,079	81,178,852
Michael D. Siegal	135,723,276	2,489,644	81,178,852
Gabriel Stoliar	134,408,051	3,804,869	81,178,852
Douglas C. Taylor	134,375,884	3,837,036	81,178,852
Proposal No. 2 - Approval of an amendment to the Third Amended Articles of Incorporation to increase the number of authorized Common Shares.
This proposal received an affirmative vote of the holders of a majority of the outstanding common shares. The voting results were as follows:

FOR	192,557,771
AGAINST	21,854,328
ABSTAIN	4,979,673
BROKER NON-VOTES	—
Proposal No. 3 - Approval of Amended and Restated 2015 Equity and Incentive Compensation Plan
This proposal received an affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	128,534,722
AGAINST	7,750,562
ABSTAIN	1,927,636
BROKER NON-VOTES	81,178,852

Proposal No. 4 - Approval of 2017 Executive Management Performance Incentive Plan
This proposal received an affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	129,871,198
AGAINST	6,542,336
ABSTAIN	1,799,386
BROKER NON-VOTES	81,178,852
Proposal No. 5 - Approval on an Advisory Basis of the Named Executive Officers' Compensation
This proposal received an affirmative vote of more than a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	79,310,956
AGAINST	57,135,598
ABSTAIN	1,766,366
BROKER NON-VOTES	81,178,852
Proposal No. 6 - Recommendation, on an Advisory Basis, of the Frequency of Shareholder Votes on Named Executive Officers' Compensation
This proposal received the greatest number of votes for EVERY YEAR for the frequency of the advisory votes on named executive officer compensation. The voting results were as follows:

1 YEAR	121,349,960
2 YEARS	1,166,727
3 YEARS	14,714,991
ABSTAIN	981,242
BROKER NON-VOTES	81,178,852
Proposal No. 7 - Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2017
This proposal received an affirmative vote of more than a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	215,897,170
AGAINST	2,700,332
ABSTAIN	794,270

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Amendment to Third Amended Articles of Incorporation of Cliffs Natural Resources Inc.
10.1	Cliffs Natural Resources Inc. Amended and Restated 2015 Equity and Incentive Compensation Plan
10.2	Cliffs Natural Resources Inc. 2017 Executive Management Performance Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

Date:	April 27, 2017	By:	/s/ James D. Graham
Name: James D. Graham
Title: Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Third Amended Articles of Incorporation of Cliffs Natural Resources Inc.
10.1	Cliffs Natural Resources Inc. Amended and Restated 2015 Equity and Incentive Compensation Plan
10.2	Cliffs Natural Resources Inc. 2017 Executive Management Performance Incentive Plan